Acquisitions and Dispositions	12 Months Ended
Sep. 26, 2020
Acquisitions and Dispositions [Abstract]
Acquisitions and Dispositions
2.  Acquisitions and Dispositions

RPC Group Plc

In July 2019, the Company completed the acquisition of the entire outstanding share capital of RPC Group Plc (“RPC”), for aggregate consideration of $6.1 billion. RPC is a leading plastic product design and engineering company for packaging and select non-packaging markets, with 189 sites in 34 countries. RPC develops and manufactures a diverse range of products for a wide variety of customers, including many household names, and enjoys strong market positions in many of the end markets it serves and the geographical areas in which it operates. It uses a wide range of polymer conversion techniques in both rigid and flexible plastics manufacturing, and is one of the largest plastic converters in Europe. The European rigid packaging operations are operated within the Consumer Packaging International segment with the U.S. based rigid packaging facilities operated within the Consumer Packaging North America segment and the global films operations are operated within the Engineered Materials segment. The results of RPC have been included in the consolidated results of the Company since the date of the acquisition.

The acquisition has been accounted for under the purchase method of accounting. Under this method, the assets acquired and liabilities assumed have been recorded based on fair values as of the acquisition date. The Company has recognized goodwill on this transaction primarily as a result of expected cost synergies, and expects goodwill to be partially deductible for tax purposes.

The preliminary purchase price allocation has been updated for certain measurement period adjustments based on the final valuation resulting in a $70 million increase in working capital, a $201 million decrease in property, plant and equipment, a $135 million decrease in customer relationships, a $93 million net increase in trade names and other intangibles, a $51 million decrease in deferred tax liabilities, and a $22 million increase in noncontrolling interest. These adjustments resulted in corresponding adjustments to goodwill.

The following table summarizes the final purchase price allocation (in millions):

Consideration
Cash	$6,084
Total consideration transferred	6,084

Identifiable assets acquired and liabilities assumed
Working capital(a)	770
Property, plant and equipment	2,174
Identifiable intangible assets	1,670
Other assets	2
Other long-term liabilities	(875)
Goodwill	2,365
Net assets acquired and liabilities assumed	6,106
Noncontrolling interest	(22)
Total consideration transferred	$6,084
(a)	Includes a $58 million step up of inventory to fair value

To finance the purchase, the Company issued $1,250 million aggregate principal amount of first priority senior secured notes due 2026, $500 million aggregate principal amount of second priority senior secured notes due 2027, and entered into incremental term loans due July 2026, to fund the remainder of the purchase price.

When including RPC results for the periods prior to the acquisition date, unaudited pro forma net sales and net income were $12.6 billion and $465 million, respectively, for fiscal 2019. The unaudited pro forma net sales and net income assume that the RPC acquisition had occurred as of the beginning of the period.

Seal For Life

In July 2019, the Company completed the sale of its Seal For Life (“SFL”) business which was operated in our Health, Hygiene & Specialties reporting segment for net proceeds of $325 million.  A pretax gain on sale of $214 million was recorded in fiscal 2019, within Restructuring and transaction activities on the Consolidated Statements of Income.  SFL recorded $96 million in net sales during fiscal 2019.